Exhibit 13.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of CPFL Energia S.A. (the “Company”) does hereby certify, to such officer’s knowledge, that:

The Annual Report on Form 20-F for the year ended December 31, 2012 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

  /s/ Wilson Ferreira Junior

Date: April 17, 2013                                                                             Wilson Ferreira Junior

Chief Executive Officer